                          MET-COIL SYSTEMS CORPORATION

                    Notice of Annual Meeting of Stockholders

                                 To Be Held On
                                October 6, 1998



To the Stockholders of
Met-Coil Systems Corporation:


     Notice is hereby given that the annual meeting of Stockholders of Met-Coil Systems Corporation, a Delaware corporation, will be held October 6, 1998 at 10:00 am Central Time, for the following purposes:


     1. To elect two directors, each to hold office for a three-year term;
     2. To approve and ratify the appointment of McGladrey & Pullen, LLP as independent auditors; and
     3. To transact such other business as may properly come before said meeting.


     Stockholders of record as of the close of business on August 17, 1998, will be entitled to vote at such annual meeting and any adjournment thereof. Shares should be represented as fully as possible, since a majority of all outstanding shares is required to constitute a quorum.


     PLEASE MARK, SIGN, DATE AND MAIL THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. You may revoke your proxy at the meeting should you be present and desire to vote your shares in person, and you may revoke your proxy for any reason at any time prior to the voting thereof, either by written revocation prior to the meeting or by appearing at the meeting and voting in person. Your cooperation is respectfully solicited.


                                     By order of the Board of Directors,




                                     Carroll Reasoner
                                     Secretary

Cedar Rapids, Iowa
September 4, 1998

                          MET-COIL SYSTEMS CORPORATION
                              5486 SIXTH STREET SW
                             CEDAR RAPIDS, IA 52404
                                  319-363-6566

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 6, 1998

                                  INTRODUCTION

     The enclosed proxy is solicited on behalf of the Board of Directors of Met-Coil Systems Corporation (the "Company") in connection with the annual meeting of stockholders to be held on October 6, 1998 at 10:00 am Central Time, and any adjournment thereof ("Annual Meeting"), at the Crowne Plaza Hotel, 350 First Avenue NE, Cedar Rapids, Iowa.

     The cost of proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by the use of the mails, certain officers and other regular employees of the Company may devote part of their time (but will not be specifically compensated thereof) to solicit proxies personally, by telephone, mail or facsimile to the extent necessary to ensure sufficient representation at the annual meeting. Proxies may be revoked at any time prior to the voting thereof. Revocation may be done prior to the meeting by written revocation sent to the Assistant Secretary of the Company at the principal executive office of the Company, 5486 Sixth Street SW, Cedar Rapids, Iowa 52404; or it may be done personally upon oral or written request at the Annual Meeting.

     This proxy statement was first mailed or delivered to stockholders on or about September 4, 1998.

                 RECORD DATE; VOTING SECURITIES OUTSTANDING

     The close of business on August 17, 1998 is the record date for determining the holders of Common Stock, $.01 par value ("Common Stock"), of the Company entitled to notice of and to vote at the Annual Meeting.

     As of August 17, 1998, the Company had outstanding voting securities consisting of 3,197,807 shares of Common Stock, each share being entitled to one vote on all matters to be voted upon by the holders of Common Stock. Each holder of record of outstanding Common Stock at the close of business on August 17, 1998, will be entitled to vote at the Annual Meeting.

                               BOARD OF DIRECTORS

                       PROPOSAL 1 - NOMINEES FOR ELECTION

     The Board of Directors is divided into three classes, with members of each class serving a three-year term. Each class consists, as nearly as possible, of one-third of the total number of directors. Currently, the Board may have a maximum of eight members. Two directors have been nominated for re-election by the Board to serve until the year 2001 Annual Meeting or until their successors shall be elected and qualified: E. Keith Moore and Roy J. Carver, Jr. Information with respect to the nominees, and the directors who are continuing in office and whose terms do not expire this year is set forth below.

     Proxies will be voted FOR the election of each of the nominees named below unless otherwise specified in the proxies. If any of said nominees is not a candidate for election as a director at the Annual Meeting, an event which the Board of Directors does not anticipate, the proxies will be voted for a substitute nominee or nominees appointed by the Board of Directors.

     The election of directors requires the vote of a majority of the voting power present in person or represented by proxy at the Annual Meeting, assuming a quorum is present. Abstentions and broker non-votes will not be included in the vote totals and are counted only for the purposes of determining whether a quorum is present at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED BELOW,
                         FOR TERMS EXPIRING IN 2001

                                    DIRECTOR  PRINCIPAL OCCUPATION FOR LAST 5 YEARS
NAME                           AGE   SINCE    AND DIRECTORSHIPS
----                           ---  --------  -----------------
E. Keith Moore                 76     1990    President, Hurco International, Inc., a subsidiary of Hurco
                                              Companies, Inc., a  manufacturer of machine tools.  Prior
                                              thereto, served in a variety of advisory capacities to Hurco.
                                              A director of Hurco Companies, Inc.

Roy J. Carver, Jr.             55     1993    Chairman of Carver Pump Co., a manufacturer of pumps,
                                              since 1982.  A director of Bandag, Inc. and Iowa First
                                              Bancshares, both companies of Muscatine, Iowa and
                                              Catalyst Inc. of Milwaukee, WI.


                        DIRECTORS CONTINUING IN OFFICE


                                    DIRECTOR  PRINCIPAL OCCUPATION FOR LAST 5 YEARS
NAME                           AGE   SINCE    AND DIRECTORSHIPS
----                           ---  --------  -----------------
James D. Heitt                 58     1997    Director, President and Chief Operating Officer since August
Term expires in 1999                          1997.  Executive Vice President-Operations of Met-Coil
                                              October 1996 to August 1997.  Vice President of Met-Coil
                                              June 1990 to October 1996.  Executive Vice President of
                                              Lockformer since October 1996.  President of Iowa
                                              Precision since July 1986.

Michael J. Nonnenmann          51     1995    President of Michael J. Nonnenmann, DDS, M.S., LTD
Term expires in 1999                          Orthodontics since 1976.

Raymond H. Blakeman            74     1977    Chairman of the Board of Met-Coil Systems Corporation
Term expires in 2000                          since July 1986.  CEO of the Company from July 1986 to
                                              December 1988, from June 1990 to May 1994 and from
                                              May 1995 to December 1996.

Gary M. Neal                   48     1993    President and CEO of Watlow Electric Manufacturing Co.,
Term expires in 2000                          a manufacturer of heat sensors and controls, since 1991.

                             DIRECTOR COMPENSATION

     RETAINER AND FEES. The Company has a Compensation policy whereby the directors who are not officers of the Company or its subsidiaries receive an annual retainer plus fees for Board meetings attended. The following schedule details the meeting fees for the directors: annual retainer $7,500, regular board meeting attended $1,500, Audit, Compensation and Nominating Committee meetings $400, Executive Committee meetings $2,000, and Telephone meetings $400. In addition, committee chairpersons for the Audit, Compensation and Nominating Committees receive an additional $300 per meeting and the Executive Committee Chairman an additional $1,000 per meeting. All or portions of these fees are paid in cash or as explained in the following section. All directors are reimbursed for reasonable expenses incurred to attend meetings.

     DEFERRED COMPENSATION AND PERFORMANCE UNIT PLAN. The "Deferred Compensation and Performance Unit Plan" was established to further the Company's long term growth and to provide nonemployee directors with the opportunity to elect to defer all or a portion of their annual fees (other then amounts payable in the form of stock option grants). Pursuant to this plan, 160,000 shares of Common Stock have been reserved.

     Compensation deferred under the Plan shall be credited in awards of Performance Units, which shall be equal to the dollar amount deferred by the participant divided by the value of one share of the Company's Common Stock. Any dividends declared on the Company's Common Stock shall also be credited in the form of performance units equal to the dividend paid on a share of Common Stock multiplied by the number of performance units credited to the participant's account, divided by the value of one share of the Company's Common Stock as of the record date. One Performance Unit shall at all times have a value equal to the value of one share of the Company's Common Stock, which shall be the average of the bid and asked prices of the Common Stock for the most recent 20 consecutive trading days immediately preceding the valuation date.

     Participant's accounts shall be distributed as of the last day of the calendar month following the month in which the earliest of the following occurs: (i) the participant's services as a Director of the Company cease, (ii) a change in control of the Company occurs or (iii) the Plan is terminated. A participant may also select another distribution date for all or any portion of a deferred amount, provided such distribution date shall not be before the second Plan Year following the Plan Year in which the deferred amount is otherwise payable.

     Account distributions shall be made in either (i) a single sum cash payment in an amount equal to the number of Performance Units to be distributed multiplied by the value of one share of the Company's Common Stock, or (ii) whole shares of the Common Stock equal to the number of full Performance Units to be distributed.

     Performance Units under the Plan may not be transferred, assigned, pledged or hypothecated in any manner. Participants shall not have any voting rights with respect to the Performance Units held in participant accounts and are not shareholders of the Company with respect to such Performance Units unless shares of Common Stock are actually issued under the Plan.

     For the fiscal year ending May 31, 1998 the amounts deferred and awarded as Performance Units under this Plan are as follows; Messrs. Carver 17,719; Moore 7,438; Neal 7,055 and Nonnenmann 14,434 Performance Units, respectively.

     STOCK OPTION PLAN. The "Nonemployee Directors Stock Option Plan" was established to further the Company's long term growth and to provide nonemployee directors the opportunity to acquire a stake in the future of the Company. Pursuant to this plan, 100,000 shares of Common Stock have been reserved.

     Stock options are granted at the discretion of the Board, but in general practice have been granted as part of the annual retainer and regular meeting fees previously described. Grants of stock options are generally made equal to $1,000 for the annual retainer, $500 for regular meetings, $150 for committee meetings, $200 for Committee chairmen and $400 for telephone board meetings.

     Grants are based upon the closing price of the Company's Common Stock on the date of the meeting and are immediately exercisable to the participant. The expiration of a grant is the earlier of 10 years from the date of grant or during the three month period following the termination of service as a Director of the Company. If an optionee's service as a director is terminated for cause, all rights under his or her options shall expire upon such termination.

     For the fiscal year ending May 31, 1998, the stock options granted under this Plan are as follows: Messrs. Carver 1,899; Moore 2,297; Neal 2,282 and Nonnenmann 2,297 stock options respectively.

                        DIRECTOR COMMITTEES AND MEETINGS

     The Audit Committee of the Board of Directors held two meetings during fiscal 1998. This committee is responsible for reviewing with the Company's financial management, the proposed audit program for each fiscal year, the results of the audit, and the adequacy of the Company's systems of internal accounting control. The committee recommends to the Board of Directors the appointment of the independent auditors for each fiscal year. Messr. Keith Moore is chairman of this committee and Messrs. Carver, Nonnenmann and Neal serve as committee members.

     The Compensation Committee of the Board of Directors held two meetings during fiscal 1998. This committee is responsible for at least annually reviewing and revising the salaries and other compensation of the Company's Chairman and Chief Executive Officer and for reviewing and acting upon recommendations as to the compensation of other executive officers. The committee also administers the Company's Incentive Bonus Plan, Stock Option Plan, and considers alternative means of compensation for the Company's employees. During the past fiscal year, Messr Nonnenmann served as chairman of this committee. Other Committee members are Messrs. Carver, Moore and Neal.

     The Nominating Committee of the Board of Director's held one meeting during fiscal 1998. The Nominating Committee is responsible for reviewing and recommending members for election to the Board. The Committee will also consider nominations by any stockholder entitled to vote for the election of directors at the annual meeting who complies with the following: (a) such nomination shall be made by timely notice in writing to the Secretary of the Company, (b) to be timely, a stockholder's notice shall be delivered or mailed to and received at the principal office of the Company no less than 30 days prior to the time the date of the meeting is given or made to stockholders, (c) notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, (d) the stockholder's notice shall set forth (i) as to each person nominated in solicitations or proxies for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations or proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving notice (x) the name and address, as they appear on the Company's books, of such stockholder and (y) the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the company unless nominated in accordance with the provisions contained herein. The individual presiding at the meeting shall, if the facts so warrant, determine and declare to the meeting that a nomination was not made in accordance with such provisions and, if so determined, shall so declare to the meeting that the defective nomination shall be disregarded. Messr. Neal is Chairman of this committee and Messrs. Carver, Moore and Nonnenmann serve as committee members.

     The Board of Directors of the Company held four regular meetings during fiscal 1998, some of which were combined with committee meetings and, in addition, held various other meetings via telephone conference. Each director attended at least 75 percent of these meetings and at least 75 percent of the meetings held by all Board committees on which he served.

                             PRINCIPAL SHAREHOLDERS

                    OFFICER AND DIRECTOR OWNERSHIP OF SHARES

     The following table sets forth information regarding the Common Stock of the Company (i) beneficially owned by each director, nominee and identified executive officer as of August 17, 1998 and (ii) beneficially owned by all directors and executive officers as a group as of that date.

                                                                NUMBER OF SHARES AND
                                                                NATURE OF BENEFICIAL   PERCENTAGE
                NAME OF BENEFICIAL OWNER (1)                       OWNERSHIP (1)        OF CLASS
-------------------------------------------------------------  ----------------------  ----------
Roy J. Carver, Jr.                                                788,823    (2)          22.0%
Michael J. Nonnenmnn                                              270,567    (3)           7.6%
Raymond H. Blakeman                                               143,363    (4)           4.0%
E. Keith Moore                                                     26,560    (5)           *
Gary M. Neal                                                       10,955    (6)
James D. Heitt                                                     80,963    (7)           2.3%
Randall J. Stodola                                                 24,226    (8)           *
John J. Toben                                                      18,390    (9)           *
                                                                ---------
All Directors & Executive Officers as a Group (8 individuals)   1,363,847                   38.1%

(1) Nature of beneficial ownership is direct, and beneficial ownership arises from sole voting and investment power, unless otherwise indicated by footnote. The business address for all beneficial owners is 5486 Sixth Street SW, Cedar Rapids, IA 52404.

(2) Includes 740 shares held in the name of minor children, with respect to which Mr. Carver disclaims beneficial ownership. Includes 2,044 shares subject to options exercisable by Mr. Carver within 60 days. Includes 291,000 shares issuable upon conversion of 97,000 shares of the Company's 6% convertible Preferred Stock (the "Preferred Stock"), 40,000 shares of which Preferred Stock are held by the John A. Carver, Trust and beneficial ownership of which are hereby disclaimed by Mr. Carver. See "Directors' Compensation Non-Employee Stock Option Plan" herein.

(3) Includes 69,000 shares of Common Stock issuable upon conversion of 23,000 shares of Preferred Stock held by Dr. Nonnenmann. Includes 2,500 shares subject to options exercisable by Dr. Nonnenmann within 60 days. See "Directors' Compensation Non-Employee Stock Option Plan" herein.

(4) Includes 5,000 shares held in the name of his spouse, with respect to which Mr. Blakeman disclaims beneficial ownership. Also includes 11,570 shares allocated to his retirement accounts with respect to which Mr. Blakeman has sole voting power.

(5) Includes 2,485 shares subject to options exercisable by Mr. Moore within 60 days. Also includes 10,500 shares of Common Stock issuable upon conversion of 3,500 shares of preferred shock held by Mr. Moore. See "Directors' Compensation Non-Employee Stock Option Plan" herein.

(6) Includes 2,470 shares subject to options exercisable by Mr. Neal within 60 days. Also includes 3,552 shares of Common Stock issuable upon conversion of 1,184 shares of preferred shock held by Mr. Neal. See "Directors' Compensation Non-Employee Stock Option Plan" herein.

(7) Includes 62,500 shares subject to options exercisable by Mr. Heitt within 60 days. Also includes 11,246 shares allocated to his retirement accounts with respect to which he has sole voting power.

(8) Includes 14,500 shares subject to options exercisable by Mr. Stodola within 60 days. Also includes 6,500 shares allocated to his retirement accounts with respect to which he has sole voting power.

(9) Includes 7,000 shares subject to options exercisable by Mr. Toben within 60 days. Also includes 6,118 shares allocated to his retirement accounts with respect to which he has sole voting power.

 *   Ownership is less than 1% of the class.

                             SHARES HELD BY OTHERS

     The following table sets forth, with respect to the Company's Common Stock (the only class of voting securities), all persons known by the Company's Board of Directors to be the beneficial owner of more than five percent of the Company's voting securities, other than directors and officers, as of August 17, 1998.

                                                                                    NUMBER OF SHARES AND
                                                                                     NATURE OF BENEFICIAL     PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                                     OWNERSHIP (1)            CLASS
------------------------------------                                                     ------------             -----
First National Bank (ESOP Trustee)  ..............................................       168,847 (2)              4.7%
  200 First Street SW
  Cedar Rapids, Iowa 52406

Construction Technology, Inc. ....................................................       219,382 (3)              6.1%
  570 Taxter Road
  Elmsford, New York 10523

Met-Coil Retirement Trust ........................................................       248,881 (4)              6.9%
  5486 6th Street SW
  Cedar Rapids, Iowa 52404

(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting and investment power unless otherwise indicated by footnote.

(2) Includes a total of 168,847 shares held by the Met-Coil Systems Corporation Employee Stock Ownership Plan (the "ESOP"), which have been allocated to the accounts of participants. First National Bank, as Trustee, has shared voting and investment power with respect to all of such shares.

(3) Includes 15,000 shares of Common Stock issuable upon conversion of 5,000 shares of Preferred Stock held by Construction Technology.

(4) Includes a total of 248,881 shares held by the Met-Coil Retirement 401(K) Plan, which have been allocated to the accounts of participants. The participants have voting power with respect to these shares.

                      COMPENSATION OF EXECUTIVE OFFICERS

                       REPORT ON EXECUTIVE COMPENSATION

     Following is the report on executive compensation from the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee is composed of four independent, non-employee directors.

EXECUTIVE COMPENSATION POLICY

     It is the philosophy of the Company that executive compensation be linked to corporate performance and shareholder value, and meet the following objectives:

 .    To attract and retain high quality key employees.
 .    To align pay programs with annual and long-term strategy, and to focus management on the attainment of those goals.
 .    To provide incentive compensation opportunities that link rewards with achievement and that establish a mutuality of interest with shareholders.

COMPENSATION PROGRAM COMPONENTS

     The Committee regularly reviews the Company's pay programs to assure that they are competitive with companies of similar size and complexity, that they reflect Company performance, and that they recognize both team and individual performance on a balanced basis. The Chief Executive Officer's input is considered in establishing compensation programs, setting measures and goals, and in making individual awards.

BASE COMPENSATION - Base compensation guidelines are determined through market comparisons, especially with companies within the Company's industry. Base pay levels are generally set around the median levels according to data relied upon by the committee. Actual salaries are also based on individual performance for each position. One of the guides utilized in this process is the Association for Manufacturing Technology ("AMT") Annual Executive Compensation Survey. AMT is comprised of private and public companies within the machine tool industry. Some, but not all, of these companies are reflected in the peer group utilized in the performance graph included herein.

ANNUAL INCENTIVE COMPENSATION - The Company's executive officers and senior management are eligible to participate in an annual bonus plan with awards based primarily on the attainment of written targets as to company sales, operating profit and return on capital. The purpose of this plan is to provide competitive rewards for the attainment of financial objectives that the Committee believes will enhance shareholder value over time. The plan primarily focuses on consistent earnings growth. At the discretion of the Committee, actual awards are subject to decrease or increase on the basis of the Company or individual performance.

STOCK OPTIONS - The Committee believes that by providing persons having substantial responsibility for the performance of the Company with an opportunity for increased ownership of Company Stock, the best interest of shareholders and executives will be aligned. Therefore, executives are eligible to receive stock options from time to time pursuant to the Company's stock option plan. Stock options are granted at the discretion of the Board of Directors. No stock options were granted to executive officers during the year ended May 31, 1998.

CHIEF EXECUTIVE OFFICER COMPENSATION   -  Mr. Blakeman served as Chief Executive
Officer of the Company until December 31, 1996. At that time, the Board of Directors appointed an Executive Committee to fulfill the vacancy of the CEO. This committee is chaired by Messr. Moore. Messrs. Neal, Blakeman, Heitt and Stodola are committee members.

SUMMARY COMPENSATION TABLE


     The following table sets forth all compensation paid or accrued by the Company for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended May 31, 1998, 1997, and 1996, by the Chief Executive Officer and highly compensated executive officers of the Company, other than the Chief Executive Officer whose total salary plus bonus exceed $100,000.


   Name & Principal                                       Bonus                              All Other
       Position          Year       Salary         Cash             & Stock  Options        Compensation
-----------------------  ----       -------       ------            -------  -------       --------------
                                                                               (#)
Raymond H. Blakeman      1998    $   79,000            0                  0        0    $   4,450   (1)
Chairman                 1997       158,000            0                  0        0       11,879
                         1996       131,667            0                  0        0        9,326

James D. Heitt           1998       175,000    $  35,000         $   15,000        0        8,000   (1)
President &              1997       150,000       12,500             12,500   50,000       10,975
Chief Operating Officer  1996       136,500            0                  0   10,000        7,312

Randall J. Stodola       1998       110,000       21,000              9,000        0        5,500   (1)
Vice President &         1997        95,000        5,500              5,500   25,000        7,350
Controller

John J. Toben            1998       105,000       36,400             15,600        0        5,525   (1)
Vice President           1997        90,000        5,000              5,000    5,000        7,401

(1) Other compensation includes Company contributions to 401(k) and ESOP retirement plans.

                     STOCK OPTION EXERCISES IN FISCAL 1998
                           AND YEAR-END OPTION VALUES

     The following table sets forth information concerning the aggregate number of options held and the value of unexercised "in-the-money" options held at May 31, 1998 (the difference between the aggregate exercise price of all such options held and the market value of the shares covered by such options at May 31, 1998).

                             Number of Securities                  Value of Unexercised
                            Underlying Unexercised               In-The-Money Options at
                            Options at Fiscal End                  Fiscal year End (1)
Name                   Exercisable  /  Unexercisable          Exercisable  /  Unexercisable
----                 --------------------------------        -------------------------------
Raymond H. Blakeman            0    /            0                   0     /               0
James D. Heitt            62,500    /       87,500             $26,150     /         $66,000
Randall J. Stodola        14,500    /       27,000               9,338     /          25,738
John J. Toben              7,000    /        9,500               2,138     /           5,613

(1) Total value of options based upon closing price of Company's Common Stock as of May 31, 1998, which was $3.43.

                            STOCK PERFORMANCE GRAPH

          The following graph reflects a five year comparison of cumulative total shareholder return on the Common Stock of the Company, the NASDAQ Total Return Index (U.S. companies), and the NASDAQ Industry Group Machine Tools Index.


                Comparison of Five-Year Cumulative Total Returns
                             Performance Graph for
                          MET-COIL SYSTEMS CORPORATION
                Produced on 08/13/98 including data to 05/29/98


05/28/93      05/31/94      05/31/95      05/31/96      05/30/97      05/29/98
--------      --------      --------      --------      --------      --------
   100.0        60.6            66.7          60.6          50.0         83.3
   100.0       105.3           125.2         182.0         205.1        260.6
   100.0        95.3            97.8         113.5         115.4        163.6

LEGEND

Symbol       CRSP Total Returns Index for:
------       -----------------------------

_____    =   MET-COIL SYSTEMS CORPORATION

-----    *   Nasdaq Stock Market (US Companies)

-----    +   NASDAQ Stock (SIC 3540-3549 US Companies)
             Metalworking Machinery and Equipment

NOTES:

     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

     D.  The index level for all series was set to $100.0 on 05/28/93.

             PROPOSAL 2 - APPROVAL AND RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Board of Directors desires to obtain from the stockholders a ratification of the Board's action in appointing McGladrey & Pullen, LLP as independent auditors for the fiscal year ending May 31, 1999.

     McGladrey & Pullen, LLP has been serving the Company since December 1997. It has no direct or indirect financial interest in the Company.

     On October 6, 1998, prior to the annual meeting, the Audit Committee is expected to recommend and the Board of Directors is expected to approve the appointment of McGladrey & Pullen, LLP as independent auditors. A representative of McGladrey & Pullen, LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if he or she so desires.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING RESOLUTION WHICH WILL BE PRESENTED AT THE MEETING:

     "RESOLVED, the appointment by the Board of Directors of the Company of McGladrey & Pullen, LLP as independent auditors of the Company for the fiscal year ending May 31, 1999 be and hereby is approved and ratified."

     In the event the resolution is not ratified, the adverse vote will be considered a direction to the Board of Directors to select other auditors for the following year. However, the appointment for the current year will be permitted to stand unless the Board finds other good reasons for making a change.

                                 OTHER MATTERS

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to, and to be presented at, the Annual Meeting of stockholders of the Company to be held in 1999 must be received by the Company on or before May 15, 1999.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business that will be presented at the Annual Meeting. Should any other business come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote in accordance with their best judgement.


                                       By Order of the Board of Directors,




                                       Carroll Reasoner
                                       Secretary

Cedar Rapids, Iowa
September 4, 1998

                          MET-COIL SYSTEMS CORPORATION
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
        THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 6, 1998

     The undersigned hereby constitutes and appoints RAYMOND H. BLAKEMAN, GARY NEAL and JAMES D. HEITT or any one or more of them, as Proxies, each with full power of substitution, to vote for the undersigned all of the shares of Common Stock of MET-COIL SYSTEMS CORPORATION registered in the name of the undersigned at the annual meeting of stockholders of said corporation to be held October 6, 1998 and at any and all adjournments thereof, upon the following matter, which is more fully describe in the Proxy Statement:

1. The election of E. KEITH MOORE AND ROY J. CARVER, JR. as directors for a term of three years.
     / /  FOR each nominee                    / /  WITHHELD for each nominee

     To withhold authority to vote for each individual nominee, strike a line through the nominee's name.

2. To ratify the appointment of McGladrey & Pullen, LLP as independent auditors of the company for the fiscal year ending May 31, 1999:
     / /  FOR appointment     / /  AGAINST appointment    / /  ABSTAIN

3. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting. The Board of Directors recommends a vote "FOR" Messrs. MOORE and CARVER and "FOR" the appointment of MCGLADREY & PULLEN, LLP.

                                                 PLEASE SIGN ON THE REVERSE SIDE
--------------------------------------

                         (CONTINUED FROM REVERSE SIDE)

          The powers hereby granted may be exercised by a majority of said Proxies Or their substitute present and acting at said annual meeting or any Adjournment thereof or, if only one be present and acting, then by that one, the undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting.

                                        THIS PROXY IS SOLICITED ON BEHALF OF
                                        THE BOARD OF DIRECTORS

                                        Signature:______________________________

                                        Signature:______________________________

                                        Dated and Signed:_________________, 1998

                                        The signature to this proxy should
                                        conform exactly to the name as Shown.
                                        When shares are held by joint Tenants,
                                        all such tenants must sign.  When
                                        signing as an attorney, executor,
                                        administrator, trustee or guardian, Give the title as such. If signer is a corporation, please sign full corporate name by an authorized officer and affix corporate seal. If signer is a partnership, please sign partnership name by a general partner or other authorized person.